UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 11, 2026
(Date of earliest event reported)
_________________________
MARVELL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 N. West Street, Suite 1200
Wilmington, Delaware 19801
(Address of principal executive offices, including Zip Code)
(302) 295-4840
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2026 the Board of Directors (the "Board") of Marvell Technology, Inc. (the "Company") approved an increase in the size of the Board from seven (7) to ten (10) members and the appointments of Donna C. Morris, Douglas R. Bettinger and Sasan K. Goodarzi to the Board, in each case effective November 12, 2026. Ms. Morris and Mr. Goodarzi have been appointed to the Executive Compensation Committee of the Board, and Mr. Bettinger has been appointed to the Audit Committee of the Board. Each of Ms. Morris, Mr. Bettinger and Mr. Goodarzi will stand for election at the Company's 2027 annual meeting of stockholders.

The Board has determined that each of Ms. Morris, Mr. Bettinger and Mr. Goodarzi is an "independent director" as defined under the applicable rules and regulations of the Securities and Exchange Commission and the listing requirements and rules of The NASDAQ Stock Market. The Board has also determined that Mr. Bettinger satisfies the additional audit committee independence requirements of Rule 10A-3 and Nasdaq Listing Rule 5605(c)(2)(A) and qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. The Board has also determined that each of Ms. Morris and Mr. Goodarzi satisfies the additional independence requirements applicable to members of the Executive Compensation Committee under Nasdaq Listing Rule 5605(d)(2)(A) and Rule 10C-1 under the Securities Exchange Act of 1934, as amended, and qualifies as a “non-employee director” within the meaning of Rule 16b-3 thereunder.

Donna C. Morris, age 59, is the Executive Vice President and Chief People Officer of Walmart Inc., a technology-powered omnichannel retailer, a position she has held since February 2020, where she is a member of Walmart's executive committee and leads the company's global people strategy. From April 2002 to January 2020, Ms. Morris held various roles at Adobe Inc., including most recently Chief Human Resources Officer and Executive Vice President, Employee Experience. Ms. Morris previously served as a director of Marvell Technology Group Ltd., the Company's predecessor, from May 2018 until July 2020. She currently serves on the boards of directors of UKG Inc., PhonePe and the Crystal Bridges Museum of American Art, and is a trustee of Fordham University. Ms. Morris holds a bachelor's degree in political science from Carleton University and is a Fellow of the National Academy of Human Resources.

Douglas R. Bettinger, age 59, is the Executive Vice President and Chief Financial Officer of Lam Research Corporation, a semiconductor equipment company, with responsibility for Finance, Tax, Treasury, Investor Relations and Corporate Analytics, and has served at Lam Research since 2013. Prior to joining Lam Research, Mr. Bettinger served as Senior Vice President and Chief Financial Officer of Avago Technologies (now Broadcom Inc.) from 2008 to 2013. From 2007 to 2008, he served as Vice President of Finance and Corporate Controller at Xilinx, Inc., and from 2004 to 2007, he was Chief Financial Officer at 24/7 Customer. Mr. Bettinger worked at Intel Corporation from 1993 to 2004, where he held several senior-level finance positions. Mr. Bettinger currently serves on the board of directors of Lattice Semiconductor Corporation and the Industrial Advisory Board of the University of Wisconsin College of Engineering, and from 2018 to 2025 served on the SEMI Board of Industry Leaders. Mr. Bettinger earned an M.B.A. in finance from the University of Michigan and a B.S. in economics from the University of Wisconsin–Madison.

Sasan K. Goodarzi, age 58, has served as President and Chief Executive Officer and a member of the board of directors of Intuit Inc., a global financial technology platform company, since January 2019, and as Chairman of its board of directors since January 2026. He previously served as Executive Vice President and General Manager of Intuit's Small Business Group from 2016 to 2018, Executive Vice President and General Manager of Intuit's Consumer Tax Group from 2015 to 2016, Senior Vice President and General Manager of the Consumer Tax Group from 2013 to 2015, and Senior Vice President and Chief Information Officer from 2011 to 2013, having rejoined Intuit after serving as Chief Executive Officer of Nexant Inc. beginning in November 2010. During his previous tenure at Intuit from 2004 to 2010, Mr. Goodarzi led several business units. Prior to Intuit, he served as Global President of the Products group at Invensys and held senior leadership roles at Honeywell Inc. From April 2018 to January 2026, Mr. Goodarzi served on the board of directors of Atlassian Corporation. He holds a bachelor's degree in electrical engineering from the University of Central Florida and an M.B.A. from the Kellogg School of Management at Northwestern University.

There are no family relationships between any of Ms. Morris, Mr. Bettinger or Mr. Goodarzi and any other director or executive officer of the Company. There are no transactions between any of Ms. Morris, Mr. Bettinger or Mr. Goodarzi, or any member of their immediate families, and the Company that would be reportable under Item 404(a) of Regulation S-K. Further, there is no arrangement or understanding between any of Ms. Morris, Mr. Bettinger or Mr. Goodarzi and any other persons or entities pursuant to which he or she was appointed as a director of the Company.

Each of Ms. Morris, Mr. Bettinger and Mr. Goodarzi will participate in all director compensation and benefit programs in which the Company's other non-employee directors participate, including an annual director retainer of $100,000 and an annual equity grant of restricted stock units valued at $250,000. In addition, each of Ms. Morris and Mr. Goodarzi will receive an annual Executive Compensation Committee member fee of $10,000 and Mr. Bettinger will receive an annual Audit Committee member fee of $15,000. Upon joining the Board, each of them received a restricted stock unit award valued in an amount equal to a prorated portion of the annual equity grant, which prorated grant will vest on the date of the 2027 annual meeting of stockholders. The Company also expects to enter into its standard form of indemnification agreement with each of Ms. Morris, Mr. Bettinger and Mr. Goodarzi, the form of which was filed as Exhibit 10.1 to the Company's Form 8-K filed on April 20, 2021 and is incorporated herein by reference.
A copy of the press release announcing these appointments is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 12, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: November 12, 2026	By:	/s/ Mark Casper
Mark Casper
EVP, Chief Legal Officer & Secretary